UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 15, 2006

iPass Inc.
(Exact name of Registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation or Organization)

000-50327 (Commission File Number)	93-1214598 (IRS Employer Identification No.)

3800 Bridge Parkway, Redwood Shores, California (Address of principal executive offices)	94065 (Zip Code)
(650) 232-4100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2

Item 9.01 Financial Statements and Exhibits.
On February 16, 2006, iPass Inc. (“iPass”) filed a Current Report on Form 8-K to report that, pursuant to the Agreement of Merger dated December 9, 2005, by and among iPass, GoRemote Internet Communications, Inc., a Delaware corporation (“GoRemote”) and Keystone Acquisition Sub, Inc., a Delaware corporation and wholly owned subsidiary of iPass (“Merger Sub”), iPass completed its acquisition of GoRemote (the “Merger”). This Current Report on Form 8-K/A is being filed to provide the financial statements and pro forma financial information described under Item 9.01 below. These financial statements and information are filed as Exhibits 99.1 and 99.2.
(a) Financial Statements of Businesses Acquired
The required financial statements of GoRemote as of and for the year ended October 31, 2005, are attached hereto as Exhibit 99.1 and are incorporated in their entirety herein by reference.
(b) Pro Forma Financial Information
The required pro forma financial information as of and for the fiscal year ended December 31, 2005 is attached hereto as Exhibit 99.2 and is incorporated in its entirety herein by reference.
(d) Exhibits

23.1	Consent of BDO Seidman, LLP. Independent Registered Public Accounting Firm, with respect to GoRemote Internet Communications, Inc.

99.1	Financial statements of GoRemote Internet Communications as and for the fiscal year ended October 31, 2005

99.2	Pro forma financial information as of and for the fiscal year ended December 31, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iPASS INC.

Dated: May 4, 2006	By: /s/ FRANK E. VERDECANNA

Frank E. Verdecanna Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Exhibit Description
23.1	Consent of BDO Seidman, LLP. Independent Registered Public Accounting Firm, with respect to GoRemote Internet Communications, Inc.

99.1	Financial statements of GoRemote Internet Communications as of and for the fiscal year ended October 31, 2005

99.2	Pro forma financial information as of and for the fiscal year ended December 31, 2005